                   CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                        1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                DECEMBER 1, 1997
                                (Date of Report)

                       FIRST CHOICE HEALTH NETWORK, INC.
          (Name of Small Business Issuer as Specified in its Charter)

                          Commission File No. 0-23998


               WASHINGTON                             91-1272766
      (State or Other Jurisdiction                (I.R.S. employer
            of Incorporation)                   identification number)

                          601 UNION STREET,  SUITE 700
                           SEATTLE, WASHINGTON  98101
                    (Address of Principal Executive Offices,
                              Including Zip Code)

     Registrant's Telephone Number, Including Area Code:    (206)  667-8050



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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 1, 1997, the Registrant's Board of Directors engaged Deloitte & Touche LLP as its independent accountants for First Choice Health Network, Inc. Deloitte & Touche LLP will perform the audit of the consolidated financial statements of First Choice Health Network, Inc. and subsidiary for the year ended December 31, 1997. The engagement of Deloitte & Touche LLP is in place of KPMG Peat Marwick LLP. For information relating to the termination of the audit relationship with KPMG Peat Marwick LLP, reference is made to the Company's current report on amended Form 8-K dated August 12, 1997.



Item 7.  Exhibits

1)  None.

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                                   SIGNATURES


  In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                       FIRST CHOICE HEALTH NETWORK, INC.

Date:     December 1, 1997







                 By:  / s /David Peel
                    ---------------------------------
                 David Peel
                 Vice President of Finance
                 (Principal Financial and Accounting Officer
                 and Duly Authorized Officer)